EXHIBIT 23(a)


                         INDEPENDENT AUDITORS' CONSENT





     Board of Directors
     Heilig-Meyers Company

     We  consent  to  the  incorporation  by  reference  in  this  Registration
Statement  of  Heilig-Meyers  Company   on  Form  S-8  of  our   reports  dated
March 21, 1994, appearing in and incorporated by reference in the Annual
Report on Form 10-K of Heilig-Meyers Company for the year 1994.


/s/ DELOITTE & TOUCHE



Richmond, Virginia
June 22, 1994